UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 7, 2015

Otonomy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36591	26-2590070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Nancy Ridge Drive, Suite 100

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 242-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 7, 2015, Otonomy, Inc. (the “Company”) issued a press release in connection with its Investor and Analyst Day, to review the commercialization plans for OTIPRIO™ (formerly known as AuriPro™) and to provide an update on general corporate activity. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

All of the information furnished in this Item 7.01 and Item 9.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTONOMY, INC.

Date: October 9, 2015	By:	/s/ Eric Loumeau
Eric Loumeau
General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 7, 2015.